Exhibit 10.5

AMENDMENT AND AFFIRMATION OF GUARANTY

This AMENDMENT AND AFFIRMATION OF GUARANTY is made as of February 28, 2007, by and among SAFEGUARD DELAWARE, INC. (“SDI”), SAFEGUARD SCIENTIFICS (DELAWARE), INC. (“SSI”; collectively with SDI, “Guarantors”, each, a “Guarantor”) and COMERICA BANK (“Bank”).

RECITALS

Bank and CLARIENT, INC.  (“Borrower”) are parties to that certain Loan Agreement dated as of February 13, 2003, as amended, including without limitation by that certain First Amendment to Loan Agreement dated as of October 21, 2003, that certain Second Amendment to Loan Agreement dated as of January 22, 2004, that certain Third Amendment to Loan Agreement dated as of January 31, 2005, that certain Fourth Amendment to Loan Agreement dated as of March 11, 2005, that certain Consent and Waiver dated as of July 13, 2005, that certain letter agreement dated as of January 26, 2006, that certain Waiver and Fifth Amendment to Loan Agreement dated as of August 1, 2006, that certain Sixth Amendment to Loan Agreement dated as of February 28, 2006, and that certain Seventh Amendment to Loan Agreement dated as of January 17, 2007 (collectively, the “Agreement”).  Guarantors executed for the benefit of Bank a Third Amended and Restated Unconditional Guaranty dated as of January 17, 2007 (the “Guaranty”), guarantying amounts owing by Borrower to Bank.   Borrower and Bank propose to enter into a Waiver and Eighth Amendment to Loan Agreement of even date herewith (the “Amendment’), which amends the Loan Agreement by, among other things, extending the maturity date.  Bank has agreed to enter into the Amendment provided, among other things, that each Guarantor consents to the Amendment and agrees that the Guaranty will remain effective.

AGREEMENT

NOW, THEREFORE, each Guarantor agrees as follows:

1.             Each Guarantor consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith.  The Guaranty is and shall remain in full force and effect with respect to Borrower’s Obligations (as defined in the Agreement) as modified by the Amendment and otherwise.  Each Guarantor confirms that, as of the date hereof, such Guarantor has no defenses against its obligations under the Guaranty.

2.             Notwithstanding any other provisions of the Guaranty, following the occurrence and during the continuation of any Event of Default under the Agreement, Bank may request payment under the Guaranty without accelerating the Obligations under the Agreement, demanding payment from Borrower, or otherwise exercising any remedies under the Guaranty.

3.             The reference to “Twelve Million Dollars ($12,000,000)” in Section 1 of the Guaranty is amended to read “Twelve Million Three Hundred Thousand Dollars ($12,300,000)”.

4.             The Guaranty, as amended, shall be and shall remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Affirmation shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Guaranty, as in effect prior to the date hereof.  Each Guarantor ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Guaranty.

5.             Each Guarantor represents and warrants that the Representations and Warranties contained in the Guaranty are true and correct as of the date of this Amendment and Affirmation other than (i) to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties are true and correct as of such date; and (ii) for those changes to the representations and warranties resulting from events, occurrences or circumstances permitted under the applicable Loan Documents, as amended.  Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.  This Affirmation may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment and Affirmation of Guaranty as of the first date above written.

SAFEGUARD DELAWARE, INC.

By:	/s/ Steven J. Feder

Title:	Vice President

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:	/s/ Steven J. Feder

Title:	Vice President

COMERICA BANK

By:	/s/ Beth Kinsey

Title:	Senior Vice President